UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 26, 2005
Date of Report (Date of earliest event reported)
TFM, S.A. de C.V.
and
Grupo Transportación Ferroviaria Mexicana, S.A. de C.V.
(Exact Name of Each Registrant as Specified in Its Charter)

Mexico	333-08322	N/A
(State or Other Jurisdiction of	333-08322-01	(IRS Employer
Incorporation)	(Commission File Numbers)	Identification No.)
Av. Periférico Sur No. 4829, 4to Piso
Col. Parques del Pedregal
14010 México, D.F.
México
(Address of Principal Executive Offices)
+ (5255) 5447-5836
(Registrants’ Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants’ Certifying Accountant
     (a) Previous principal accountant to audit financial statements.
     (i) On July 26, 2005, each of TFM, S.A. de C.V. (“TFM”) and Grupo Transportación Ferroviaria Mexicana, S.A. de C.V. (“Grupo TFM” and together with TFM, the “Registrants”) dismissed PricewaterhouseCoopers, S.C (“PwC”) as its principal accountant to audit its financial statements. PwC will continue to perform services on behalf of the Registrants but such services will not involve auditing financial statements covering periods subsequent to December 31, 2004.
     (ii) PwC’s report on the financial statements of each Registrant for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
     (iii)  Each of the audit committee of TFM and the board of directors of Grupo TFM approved the change in principal accountant to audit the respective Registrants’ financial statements.
     (iv) During the two most recent fiscal years ended December 31, 2004 and the subsequent period to and including July 26, 2005, there have been no disagreements between PwC and either of the Registrants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of any such disagreement with its report.
     (v) No reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the Registrants’ two most recent fiscal years ended December 31, 2004 and the subsequent period to and including July 26, 2005.
     (b) New principal accountant to audit financial statements.
     On July 26, 2005, each of the Registrants engaged KPMG Cárdenas Dosal, S.C. (“KPMG”) as its principal accountant to audit such Registrant’s financial statements. During the two most recent fiscal years ended December 31, 2004 and the subsequent period to and including July 26, 2005, the Registrants have not consulted with KPMG regarding any of the following: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrants’ respective financial statements, and neither a written report nor oral advice was provided to either of the Registrants that KPMG concluded was an important factor considered by either Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
     (c) PwC letter.
     The Registrants delivered a copy of this Report on Form 8-K to PwC on July 26, 2005 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not PwC agrees with the statements made by the Registrants herein and, if not, stating the respects in which it does not agree. PwC has not responded to the Registrants’ request and as such the Registrants are unable to file such letter concurrently with this Report on Form 8-K. The Registrants expect to file the letter by amendment to this Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFM, S.A. de C.V. and Grupo Transportación Ferroviaria Mexicana, S.A. de C.V.
Date: July 29, 2005	By:	/s/ Paul J. Weyandt
		Name:	Paul J. Weyandt
		Title:	Interim Chief Financial Officer